BlackRock Equity Dividend Fund (the “Fund”)

Supplement Dated March 20, 2008 to the
Prospectus and Statement of Additional Information

Effective March 20, 2008, the Fund has added the Russell 1000® Value Index as a performance benchmark. The Russell 1000® Value Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratios and lower forecasted growth value. The Russell 1000® Index is an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. For the one, five, and ten year periods ended December 31, 2007, the average annual total returns for the Russell 1000® Value Index were -0.17%, 9.32% and 7.68%, respectively. The Fund will continue to compare its performance to the Standard & Poor’s 500 Index.

EQB-PRSAI-SUP-0308